SUMMARY OF SELECTED FINANCIAL INFORMATION
BOATMEN'S BANCSHARES, INC.

                                                          Quarter ended December 31                 Year ended December 31
                                                     ---------------------------------   ----------------------------------------
(in millions except per share data)                   1996         1995      % change       1996           1995         % change
-----------------------------------                  -------     --------    ---------   -----------  --------------   ----------
EARNINGS
Net interest income                                   $ 400.3    $  383.9        4.3    $    1,584.6   $   1,492.0       6.2
Provision for loan losses                                19.7        26.5      (25.6)           84.5          59.8      41.4
Noninterest income                                      203.5       208.8       (2.5)          840.7         759.6(1)   10.7
Noninterest expense                                     367.9(2)    368.8       (0.2)        1,522.4(3)    1,450.8(3)    4.9
Net income                                              140.2       128.3        9.3           522.8         480.0       8.9
Net income before nonoperating items                    146.1       128.3       13.9           585.2         513.4      14.0

COMMON SHARE DATA
Net income                                            $  0.89    $   0.81        9.9    $       3.29   $      3.02       8.9
Net income before nonoperating items                     0.93        0.81       14.8            3.69          3.23      14.2
Dividends declared                                       0.42        0.37       13.5            1.58          1.42      11.3
Book value (period end)                                                                        23.11         22.21       4.0
Tangible book value (period end)                                                               20.41         19.45       4.9
Shares outstanding (period end)                                                                155.3         157.6      (1.4)
Average shares outstanding                                                                     156.7         156.7       0.0

SELECTED FINANCIAL RATIOS

Before nonoperating items:
    Return on assets                                     1.45        1.27                       1.45          1.27
    Return on total equity                              16.11       14.49                      16.13         15.08
    Return on common equity                             16.34       14.69                      16.38         15.32
    Efficiency ratio                                    58.48       61.18                      58.01         61.54

After nonoperating items:
    Return on assets                                     1.39        1.27                       1.29          1.19
    Return on total equity                              15.46       14.49                      14.41         14.10
    Return on common equity                             15.68       14.69                      14.61         14.31
    Net interest margin                                  4.47        4.31                       4.45          4.23
    Capital ratios:
      Equity to assets                                                                          8.91          8.75
      Risk-based capital:
        Tier 1 capital                                                                         11.33         11.29
        Total capital                                                                          13.85         13.97
      Tier 1 leverage ratio                                                                     8.23          7.95

FINANCIAL POSITION AT PERIOD END
Total assets                                                                             $  41,200.4    $ 41,123.5       0.2
Loans                                                                                       24,604.7      24,050.9       2.3
Reserve for loan losses                                                                        458.1         452.6       1.2
Deposits                                                                                    31,954.0      31,978.1      (0.1)
Long-term debt                                                                                 609.1         615.1      (1.0)
Equity                                                                                       3,671.6       3,599.8       2.0

 (1)  Includes securities restructuring charge of $22.0 million.
 (2)  Includes merger expenses of $9.2 million.
 (3)  Includes merger expenses of $69.6 million in 1996 and $26.0 million in 1995, and SAIF assessment of $23.6 million in 1996.


CONSOLIDATED STATEMENT OF INCOME
BOATMEN'S BANCSHARES, INC.

                                                                      Quarter ended December 31             Year ended December 31
                                                                 -----------------------------------  ------------------------------
(in thousands)                                                         1996              1995               1996              1995
--------------                                                   ----------------  -----------------  ----------------  ------------
Interest income
   Interest and fees on loans                                       $    527,321     $    538,382     $  2,109,806     $  2,107,749
   Interest on short-term investments                                      1,261            1,540            5,692            4,787
   Interest on Federal funds sold and securities
     purchased under resale agreements                                     3,181           11,645           24,316           40,028
   Interest on held to maturity securities:
     Taxable                                                                               72,064                           357,753
     Tax-exempt                                                           15,013           14,325           63,471           56,108
                                                                    ------------     ------------     ------------     ------------
     Total interest on held to maturity securities                        15,013           86,389           63,471          413,861
   Interest on available for sale securities                             173,774           87,712          673,800          304,816
   Interest on trading securities                                            880              706            3,628            2,049
                                                                    ------------     ------------     ------------     ------------
     Total interest income                                               721,430          726,374        2,880,713        2,873,290
                                                                    ------------     ------------     ------------     ------------
Interest expense
   Interest on deposits                                                  243,021          265,050          994,142        1,025,459
   Interest on Federal funds purchased and
     other short-term borrowings                                          65,057           63,921          249,173          304,509
   Interest on capital lease obligations                                     923              971            3,754            3,896
   Interest on long-term debt                                             12,108           12,498           49,015           47,454
                                                                    ------------     ------------     ------------     ------------
     Total interest expense                                              321,109          342,440        1,296,084        1,381,318
                                                                    ------------     ------------     ------------     ------------
     Net interest income                                                 400,321          383,934        1,584,629        1,491,972
Provision for loan losses                                                 19,675           26,451           84,517           59,756
                                                                    ------------     ------------     ------------     ------------
     Net interest income after provision for loan losses                 380,646          357,483        1,500,112        1,432,216
                                                                    ------------     ------------     ------------     ------------
Noninterest income
   Trust fees                                                             55,361           52,226          214,929          200,242
   Service charges                                                        62,695           59,760          249,931          231,648
   Mortgage banking revenues                                              19,592           20,421           86,758           80,702
   Credit card                                                            12,343           16,184           50,044           61,483
   Investment banking revenues                                            12,615           10,832           48,982           42,158
   Securities gains (losses), net                                             70           11,034            1,994           (7,040)
   Other                                                                  40,821           38,331          188,071          150,437
                                                                    ------------     ------------     ------------     ------------
     Total noninterest income                                            203,497          208,788          840,709          759,630
                                                                    ------------     ------------     ------------     ------------
Noninterest expense
   Staff                                                                 193,940          186,596          767,073          726,472
   Net occupancy                                                          24,982           24,368          101,943           98,777
   Equipment                                                              30,776           31,123          121,914          116,704
   FDIC insurance (1)                                                        809            4,945           32,613           39,288
   Intangible amortization                                                 9,870           11,268           40,147           43,755
   Advertising                                                            11,959           11,705           45,124           42,866
   Merger expense                                                          9,154                            69,617           25,978
   Other                                                                  86,383           98,776          344,007          356,985
                                                                    ------------     ------------     ------------     ------------
     Total noninterest expense                                           367,873          368,781        1,522,438        1,450,825
                                                                    ------------     ------------     ------------     ------------
     Income before income tax expense                                    216,270          197,490          818,383          741,021
  Income tax expense                                                      76,023           69,229          295,615          261,010
                                                                    ------------     ------------     ------------     ------------
   Net income                                                       $    140,247     $    128,261     $    522,768     $    480,011
                                                                    ============     ============     ============     ============
   Net income available to common
     shareholders                                                   $    138,673     $    126,407     $    515,961     $    472,868
                                                                    ============     ============     ============     ============
   Net income per common share                                      $       0.89     $       0.81     $       3.29     $       3.02
                                                                    ============     ============     ============     ============
   Dividends declared per share                                     $       0.42     $       0.37     $       1.58     $       1.42
                                                                    ============     ============     ============     ============
   Average shares (YTD)                                                                                156,673,502      156,663,791
                                                                                                      ============     ============
Returns:
  Return on assets                                                          1.39             1.27             1.29             1.19
  Return on total equity                                                   15.46            14.49            14.41            14.10
  Return on common equity                                                  15.68            14.69            14.61            14.31
Preferred dividends declared                                        $      1,574     $      1,854     $      6,807     $      7,143
Fully taxable equivalent (FTE) adjustment                           $      9,613     $     10,031     $     38,468     $     41,794

(1)  1996 includes a nonrecurring SAIF assessment totaling $23.6 million recorded in the third quarter.


CONSOLIDATED BALANCE SHEET
BOATMEN'S BANCSHARES, INC.



(in thousands)                                                                     December 31                         September 30
--------------                                                         -------------------------------------         ---------------
ASSETS                                                                       1996                  1995                    1996
-------                                                                ----------------     ----------------         ---------------

Cash and due from banks                                                 $   2,733,213          $   2,611,765          $   2,232,618
Short-term investments                                                         72,091                 83,166                 59,483
Securities:
  Held to maturity                                                          1,003,415                923,130              1,028,881
  Available for sale                                                       10,518,740             10,347,172             10,944,317
  Trading                                                                      28,364                 58,361                 54,946
Federal funds sold and securities purchased
  under resale agreements                                                     446,276              1,225,671                182,944
Loans, net of unearned income                                              24,604,681             24,050,903             24,314,765
  Less reserve for loan losses                                                458,090                452,560                472,161
                                                                        -------------          -------------          -------------
  Loans, net                                                               24,146,591             23,598,343             23,842,604
                                                                        -------------          -------------          -------------
Property and equipment                                                        775,587                800,502                776,366
Other assets                                                                1,476,160              1,475,379              1,571,794
                                                                        -------------          -------------          -------------
  Total assets                                                          $  41,200,437          $  41,123,489          $  40,693,953
                                                                        =============          =============          =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Demand deposits                                                         $   7,354,523          $   6,894,649          $   6,914,124
Retail savings deposits and interest-bearing
  transaction accounts                                                     13,450,215             13,510,720             13,006,473
Time deposits                                                              11,149,258             11,572,768             10,641,042
                                                                        -------------          -------------          -------------
  Total deposits                                                           31,953,996             31,978,137             30,561,639
                                                                        -------------          -------------          -------------

Federal funds purchased and securities sold
  under repurchase agreements                                               3,021,109              2,902,973              3,277,966
Short-term borrowings                                                       1,289,404              1,474,991              1,944,904
Capital lease obligations                                                      36,607                 39,076                 38,039
Long-term debt                                                                609,070                615,129                606,148
Other liabilities                                                             617,682                512,436                683,526
                                                                        -------------          -------------          -------------
  Total liabilities                                                        37,527,868             37,522,742             37,112,222
                                                                        -------------          -------------          -------------
Redeemable preferred stock                                                        934                    961                    949
                                                                        -------------          -------------          -------------

Stockholders' Equity:
Preferred stock                                                                82,147                 99,324                 94,671
Common stock,($1 par value; 250,000,000
  shares authorized)                                                          158,400                158,068                158,400
Surplus                                                                     1,199,692              1,212,838              1,209,335
Retained earnings                                                           2,405,658              2,137,176              2,332,005
Treasury stock, at cost                                                      (168,131)               (18,096)              (151,597)
Unrealized net depreciation,
    available for sale securities                                              (6,131)                10,476                (62,032)
                                                                        -------------          -------------          -------------
  Total stockholders' equity                                                3,671,635              3,599,786              3,580,782
                                                                        -------------          -------------          -------------

  Total liabilities and stockholders' equity                            $  41,200,437          $  41,123,489          $  40,693,953
                                                                        =============          =============          =============

Book value per share                                                    $       23.11          $       22.21          $       22.45
                                                                        =============          =============          =============
Tangible book value per share                                           $       20.41          $       19.45          $       19.75
                                                                        =============          =============          =============

Month end shares outstanding                                              155,324,746            157,591,239            155,256,583
                                                                        =============          =============          =============
Month end treasury shares                                                   3,075,610                476,519              3,143,773
                                                                        =============          =============          =============

CREDIT QUALITY STATISTICS
BOATMEN'S BANCSHARES, INC.

                                                     Quarter ended December 31               Year ended December 31
                                                -----------------------------------  -----------------------------------
RESERVE FOR LOAN LOSSES                               1996               1995               1996               1995
-----------------------                         -----------------  ----------------  -----------------  ----------------
(in thousands)

Balance, beginning of period                         $ 472,161         $ 461,352         $ 452,560         $ 449,485
Charge-offs                                            (48,551)          (51,436)         (138,121)         (118,639)
Recoveries                                              14,805            13,690            57,640            54,152
                                                     ---------         ---------         ---------         ---------
  Net charge-offs                                      (33,746)          (37,746)          (80,481)          (64,487)
                                                     ---------         ---------         ---------         ---------

Provision for loan losses                               19,675            26,451            84,517            59,756
Loan reserve from acquisitions                                             2,503             1,494             7,806
                                                     ---------         ---------         ---------         ---------

Balance, end of period                               $ 458,090         $ 452,560         $ 458,090         $ 452,560
                                                     =========         =========         =========         =========

Reserve at December 31:
  Loan reserve as % of net loans                          1.86              1.88              1.86              1.88
  Loan reserve as multiple of net charge-offs             3.39 x            3.00 x            5.69 x            7.02 x

Net charge-offs during the period:
  Net charge-offs as % of net loans                       0.55              0.63              0.33              0.27
  Net charge-offs as % of net loans (average)             0.56              0.62              0.33              0.27
  Net charge-offs as % of loan reserve                   29.47             33.36             17.57             14.25


Note: Ratios are annualized when appropriate.


                                                            December 31                  September 30
                                                -----------------------------------    -----------------
NONPERFORMING ASSETS                                  1996               1995                1996
--------------------                            -----------------  ----------------   ------------------
(in thousands)

Nonaccrual                                          $156,226            $165,440            $164,029
Restructured                                           2,355               7,996               2,370
Past due 90 days or more                              37,224              37,349              40,858
                                                    --------            --------            --------
    Total nonperforming loans                        195,805             210,785             207,257
                                                    --------            --------            --------

Foreclosed property                                   28,936              35,149              33,178
                                                    --------            --------            --------
    Total nonperforming assets                      $224,741            $245,934            $240,435
                                                    ========            ========            ========


    Nonperforming loans as % of total loans             0.79                0.87                0.85
    Nonperforming assets as % of total loans
        and foreclosed property                         0.91                1.02                0.98
    Nonperforming assets as % of total assets           0.55                0.60                0.59
    Loan reserve as % of nonperforming loans          233.95              214.70              227.81

                                                     Quarter ended December 31               Year ended December 31
                                                -----------------------------------    ------------------------------------
                                                      1996               1995                1996               1995
                                                -----------------  ----------------    -----------------  -----------------
USED IN CALCULATIONS:
  Net loans, period end                           24,604,681           24,050,903           24,604,681           24,050,903
  Unearned Income                                     78,069               87,000               78,069               87,000
  Total Loans, period end                         24,682,750           24,137,903           24,682,750           24,137,903
  Net loans, average                              24,289,969           24,184,430           24,217,889           23,842,269
  Total assets                                    41,200,437           41,123,489           41,200,437           41,123,489


RISK-BASED CAPITAL
BOATMEN'S BANCSHARES, INC.


                                                                    December 31                  September 30
                                                        -----------------------------------    -----------------
(in millions)                                                 1996                1995                 1996
-------------                                           ----------------   -----------------    -----------------

Tier I Capital:
    Stockholders' equity                                   $    3,671.6         $    3,599.8         $    3,580.8
    Unrealized net (appreciation) depreciation,
      available for sale securities                                 6.2                (10.5)                62.0
                                                           ------------           ----------           ----------
    Stockholders' equity, net                                   3,677.8              3,589.3              3,642.8
    Minority interest                                               0.7                  0.7                  0.7
    Intangible assets:
      Goodwill                                                   (261.4)              (278.0)              (267.1)
      Core deposit premium                                        (52.7)               (69.5)               (56.5)
                                                           ------------           ----------           ----------
    Total Tier I                                                3,364.4              3,242.5              3,319.9
                                                           ------------           ----------           ----------

Tier II Capital:
    Allowable reserve for loan losses                             372.2                360.1                370.2
    Qualifying long-term debt                                     375.0                410.0                375.0
                                                           ------------           ----------           ----------
    Total Tier II                                                 747.2                770.1                745.2
                                                           ------------           ----------           ----------
    Total Capital                                          $    4,111.6         $    4,012.6         $    4,065.1
                                                           ============           ==========           ==========

Risk-Adjusted Assets                                       $   29,692.5         $   28,721.2         $   29,512.1
                                                           ============           ==========           ==========


Risk-Based Capital Ratios

    Tier I                                                        11.33                11.29                 1.25
    Total                                                         13.85                13.97                13.77
    Tier I leverage ratio                                          8.23                 7.95                 8.21


CONSOLIDATED AVERAGE BALANCE SHEET
AND NET INTEREST MARGIN
BOATMEN'S BANCSHARES, INC.


                                                        Quarter ended December 31                    Year ended December 31
                                          --------------------------------------------------  --------------------------------------
                                                      1996                      1995                  1996              1995
                                          ---------------------------  ---------------------  ------------------  ------------------
Average balances (in millions)               Balance         Rate        Balance       Rate      Balance    Rate    Balance    Rate
------------------------------            ---------------------------  ---------------------  ------------------  ------------------
Assets:
     Loans, net of unearned income           $   24,290.0       8.66 $   24,184.4       8.86 $  24,217.9    8.74 $ 23,842.3    8.87
     Short-term investments                          78.4       6.39         92.4       6.61        87.8    6.48       79.0    6.06
     Federal funds sold and
       securities purchased under
       resale agreements                            235.3       5.38        796.9       5.80       449.3    5.41      675.4    5.93
     Held to maturity securities:
       Taxable                                       --        --         4,584.8       6.24        --     --       5,825.5    6.14
       Tax-exempt                                 1,024.2       8.79        891.4       9.52       988.3    9.45      864.2    9.73

       Total held to maturity securities          1,024.2       8.79      5,476.2       6.77       988.3    9.45    6,689.7    6.60
     Available for sale securities               10,770.3       6.43      5,696.6       6.19    10,688.0    6.32    4,946.3    6.30
     Trading securities                              53.7       7.02         49.2       6.01        58.7    6.68       33.4    6.48

       Total earning assets                      36,451.9       7.98     36,295.7       8.05    36,490.0    8.00   36,266.1    8.04

     Less reserve for loan losses                  (473.9)                 (463.9)                (467.9)            (459.9)
     Cash and due from banks                      2,076.1                 2,142.2                2,077.5            2,220.4
     All other assets                             2,296.8                 2,324.3                2,285.0            2,262.8

       Total assets                          $   40,350.9            $   40,298.3            $  40,384.6         $ 40,289.4


Liabilities and Stockholders' Equity:
     Retail savings deposits and interest-
       bearing transaction accounts          $   13,211.9       3.09 $   12,995.1       3.16 $  13,220.2    3.06 $ 12,600.6    3.13
     Time deposits                               10,552.8       5.30     11,574.1       5.54    11,004.4    5.36   11,734.2    5.37

       Total interest-bearing deposits           23,764.7       4.07     24,569.2       4.28    24,224.6    4.10   24,334.8    4.21
     Federal funds purchased and
       other short-term borrowings                4,945.7       5.23      4,449.4       5.70     4,708.6    5.29    5,226.9    5.83
     Capital lease obligations                       37.1       9.89         39.2       9.82        38.2    9.82       39.6    9.82
     Long-term debt                                 608.8       7.91        599.4       8.27       614.5    7.98      555.8    8.54

       Total interest-bearing liabilities        29,356.3       4.35     29,657.2       4.58    29,585.9    4.38   30,157.1    4.58

     Demand deposits                              6,683.7                 6,544.7                6,542.8            6,247.6
     All other liabilities                          681.3                   555.0                  625.9              479.6

       Total liabilities                         36,721.3                36,756.9               36,754.6           36,884.3
     Redeemable preferred stock                       0.9                     1.0                    0.9                1.1
     Total stockholders' equity                   3,628.7                 3,540.4                3,629.1            3,404.0

       Total liabilities and
         stockholders' equity                $   40,350.9            $   40,298.3           $   40,384.6         $ 40,289.4


Interest rate spread                                            3.63                    3.47                 3.62              3.46
Effect of noninterest-bearing funds                             0.84                    0.84                 0.83              0.77

Net interest margin                                             4.47                    4.31                 4.45              4.23
